UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2013

Commission File Number of issuing entity:

333-185882-03

SEQUOIA MORTGAGE TRUST 2013-7

___________________________________________________________________

(Exact name of issuing entity)

Commission File Number of depositor:

333-185882-01

SEQUOIA RESIDENTIAL FUNDING, INC.

___________________________________________________________________

(Exact name of depositor as specified in its charter)

RWT HOLDINGS, INC. (Sponsor)

___________________________________________________________________

(Exact name of sponsor/seller as specified in its charter)

DELAWARE	None
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

One Belvedere Place, Suite 330, Mill Valley, CA	94941
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (415) 389-7373

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On September 19, 2013, Sequoia Residential Funding, Inc., Redwood Residential Acquisition Corporation, Redwood Trust, Inc., and RBS Securities Inc. entered into a Supplement to Underwriting Agreement (the “Supplement”), which supplemented that certain Underwriting Agreement dated May 21, 2013. The Supplement provided for the underwriting of the Sequoia Mortgage Trust 2013-7 Series 2013-7 Class A-IO2 Certificates by RBS Securities Inc.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable.

(d)	Exhibits: The following final executed versions of Exhibit 1.1 and Exhibit 4.1 to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit Number

1.1	Final executed Supplement to Underwriting Agreement, dated September 19, 2013, among Redwood Trust, Inc., Redwood Residential Acquisition Corporation, Sequoia Residential Funding, Inc. and RBS Securities Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ Andrew Stone
Name: Andrew Stone
Title: Vice President and Secretary

Dated: September 19, 2013

Exhibit 1.1

Final executed Supplement to Underwriting Agreement, dated September 19, 2013, among Redwood Trust, Inc., Redwood Residential Acquisition Corporation, Sequoia Residential Funding, Inc. and RBS Securities Inc.